Exhibit 99.1
December 3, 2025
Shift4 Payments Announces Pricing of €435 million Tack-On Offering of Senior Notes due 2033
CENTER VALLEY, Pa.--(BUSINESS WIRE)--Shift4 Payments, Inc. (“Shift4” or “Our”) (NYSE: FOUR), a leader in integrated payments and commerce technology, today announced that its subsidiaries, Shift4 Payments, LLC and Shift4 Payments Finance Sub, Inc. (the “Issuers”), have priced an offering of €435 million aggregate principal amount of 5.500% senior notes due 2033 (the “New Notes”). The New Notes will be issued as additional securities under an Indenture, dated May 16, 2025 (as supplemented from time to time, the “2033 Notes Indenture”), pursuant to which the Issuers issued €680 million in aggregate principal amount of their 5.500% senior notes due 2033 (the “Existing Notes”) in May 2025. The New Notes and the Existing Notes are intended to be treated as a single class of debt securities under the 2033 Notes Indenture, and the New Notes will have identical terms to the Existing Notes, other than with respect to the issue date and issue price. The New Notes were priced at an issue price of 102.50% and will bear an interest rate of 5.500% per annum. The New Notes are being offered in a private offering that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The New Notes will be guaranteed, jointly and severally, on a senior unsecured basis, by certain of Shift4’s subsidiaries. Shift4 expects to close the offering of the New Notes on December 8, 2025, subject to the satisfaction of customary closing conditions.
The Issuers intend to use the net proceeds of the offering for general corporate purposes, including repayment of debt, strategic acquisitions, growth initiatives, and potential share repurchases.
The New Notes have not been and will not be registered under the Securities Act and have not and will not be offered or sold within the United States or to U.S. persons, except to persons reasonably believed to be qualified institutional buyers in reliance on the exemption from registration provided by Rule 144A under the Securities Act and to certain persons in offshore transactions in reliance on Regulation S under the Securities Act.
This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offers of the New Notes will be made only by means of a private offering memorandum.
There can be no assurances that the offering of the New Notes will be completed as described herein or at all.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Shift4 intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements.
These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: our ability to integrate Global Blue into our business successfully or realize the anticipated synergies and related benefits of the Global Blue merger; substantial and increasingly intense competition worldwide in the financial services, payments and payment technology industries; potential changes in the competitive landscape, including disintermediation from other participants in the payments chain; global economic, political and other conditions; fluctuations in inflation; our ability to anticipate and respond to changing industry trends and the needs and preferences of our merchants and consumers; our reliance on third-party vendors to provide products and services; risks associated with acquisitions, dispositions, and other strategic transactions; our ability to protect our IT systems and confidential information, as well as the IT Systems of third parties we rely on, from continually evolving cybersecurity risks, security breaches or other technological risks; failure to comply with governmental regulation and other legal obligations related to privacy, data protection and information security, and marketing across different markets where we conduct our business; failure to comply with a variety of laws and regulations, including those relating to financial services, anti-money laundering, anti-bribery, sanctions, and counter-terrorist financing, consumer protection, and cryptocurrencies in various jurisdictions where we conduct our business; our expansion of our share of the existing payment processing markets or into new markets; additional risks associated with our expansion into international operations, including compliance with and changes in foreign governmental policies, as well as exposure to foreign exchange rates; integration and interoperability of our services and products with a variety of operating systems, software, devices and web browsers; dependence on our merchant and software partner relationships and strategic partnerships with various institutions to operate and grow our business; and the significant influence Jared Isaacman, our founder and Executive Chairman, has over us, including control over decisions that require the approval of stockholders. These and other important factors discussed under the caption “Risk Factors” in Part I, Item 1A in our Annual Report on Form 10-K for the year ended December 31, 2024 and in Part II, Item 1A. in our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2025, June 30, 2025, and September 30, 2025 and our other filings with the Securities and Exchange Commission could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release.
Any such forward-looking statements represent management’s expectations as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

About Shift4 Payments:
Shift4 Payments (NYSE: FOUR) is boldly redefining commerce by simplifying complex payments ecosystems across the world. As the leader in commerce-enabling technology, Shift4 powers billions of transactions annually for hundreds of thousands of businesses in virtually every industry.

Investor Relations:
Thomas McCrohan
EVP, Head of Investor Relations
Shift4
484.735.0779
investors@shift4.com

Paloma Main
Director, Strategy & Investor Relations
Shift4
484.954.5768
investors@shift4.com

Media Contacts:
Nate Hirshberg
SVP, Marketing
Shift4
888.276.2108 x1107
nhirshberg@shift4.com

Source: Shift4 Payments, Inc.

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